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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 31, 1997
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                             INFOCURE CORPORATION
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              (exact name of registrant as specified in chapter)



         Delaware                 001-12799                   58-2271614
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(State or other jurisdiction     (Commission                (IRS Employer
    of Incorporation)            File Number)            Identification No.)


2970 Clairmont Road, Suite 950, Atlanta, GA                 30329
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(Address of principal executive office)                   (zip code)

      Registrant's telephone number, including area code:    404-633-0046
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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                                   Contents
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Item 2:  Acquisition or Disposition of Assets...............  3

Item 7:  Financial Statements and Exhibits..................  3

Signatures..................................................  5

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Item 2.   Acquisition or Disposition of Assets.

On December 31, 1997, InfoCure Corporation ("InfoCure or the "Company"), through its wholly-owned subsidiary, Orthodontic Practice Management System, Inc. ("OPMS"), a Georgia corporation, acquired the orthodontic business unit (the "Orthodontic Business") of HALIS Services, Inc. ("HALIS Services") a Georgia corporation and a wholly-owned subsidiary of HALIS, Inc. (Nasdaq: HLIS), pursuant to the terms of an asset purchase agreement dated December 31, 1997. The transaction was effective December 1, 1997 for certain accounting, operational and other purposes.

The aggregate consideration paid by the Company in connection with the acquisition consisted of cash in the amount of approximately $1.85 million and the assumption of approximately $662,000 in liabilities (the "Purchase Price"). The Purchase Price was determined using an estimate of the net worth and earnings before income taxes, depreciation and adjustments of the Orthodontic Business of HALIS Services as of November 30, 1997. Under the terms of the asset purchase agreement, a reconciliation of these estimates will be made on January 30, 1998 and a commensurate adjustment to the Purchase Price will be made, if necessary.

The Orthodontic Business had been owned and operated by Software Manufacturing Group, Inc. ("SMG"), a Georgia corporation, prior to the merger of SMG into HALIS Services in June 1997. OPMS is headquartered in Atlanta, Georgia and is engaged in the orthodontic practice management software business which includes the development, marketing, selling and servicing of computer hardware and software to orthodontic health care providers.

Item 7. Financial Statements and Exhibits.

(a)     Financial Statements of InfoCure Corporation

        Financial statements for InfoCure prepared in accordance with Regulation S-B and required to be filed pursuant to this section are not available at this time. Such financial statements will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(b)     Pro Forma Financial Information

        The pro forma financial statements of InfoCure required to be filed pursuant to this section are not available at this time. Such pro forma financial information will be filed by InfoCure as soon as practicable by an amended Current Report on Form 8-K which will be filed within 60 days after the filing of this Current Report on Form 8-K.

(c)     Exhibits

The following exhibits are filed herewith:
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Exhibit Number                               Description
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
    2.1 Asset Purchase Agreement Among HALIS Services, Inc., Orthodontic Practice Management System, Inc., InfoCure Corporation and HALIS, Inc. dated December 31, 1997.
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
   99.1         Press Release dated December 31, 1997.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           INFOCURE CORPORATION


                                           /s/ Frederick L. Fine
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Date:  January 14, 1998                    Frederick L. Fine
                                           Chairman, President and
                                           Chief Executive Officer

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